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NEUBERGER&BERMAN
INCOME FUNDS [REGISTERED TRADE MARK]

   Supplement to the Prospectus dated February 3, 1997
   The following section, under the heading "How to Buy Shares" on page 31, is hereby amended to read as follows:

          By Mail

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   Send your check or  money order payable to  "Neuberger&Berman Funds" by  mail to:
   Neuberger&Berman Funds
   Boston Service Center
   P.O. Box 8403
   Boston, MA 02266-8403

or by overnight courier, U.S. Express Mail, or registered or certified mail to:
   Neuberger&Berman Funds
   c/o State Street Bank and Trust Company
   2 Heritage Drive
   North Quincy, MA 02171

   Be sure to specify the name of the Fund whose shares you want to buy. If this is your FIRST PURCHASE of shares of a Fund, please complete and sign an application for a new Fund account and send it along with a check or money order for a minimum of $2,000. For each ADDITIONAL PURCHASE, please send at least $100 for shares of any Fund. YOUR CHECK OR MONEY ORDER MUST BE MADE PAYABLE ON ITS FACE TO NEUBERGER& BERMAN FUNDS, OTHERWISE IT CANNOT BE ACCEPTED. THIRD PARTY CHECKS WILL NOT BE ACCEPTED.
   Checks and money orders for the purchase of shares of the Funds are accepted only after the check or money order is received at one of the two addresses shown above.

                 The date of this Supplement is April 7, 1997.

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